SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934



Date of Report (Date of earliest event reported):  December 18, 1996


                  MODINE MANUFACTURING COMPANY
-------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



      Wisconsin                1-1373                   39-0482000
---------------------       ------------            --------------------
   (State or other          (Commission               (I.R.S. Employer
   jurisdiction of          File Number)             Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin                      53403
-------------------------------------------         --------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including
area code:                                            (414) 636-1200
                                                    --------------------


                         NOT APPLICABLE
------------------------------------------------------------------------
 (Former name or former address, if changed since last report.)



           An Exhibit Index appears on Page 2 herein.

Item 5.   Other Information.
          -----------------

     On December 18, 1996, the Board of Directors of Modine Manufacturing Company authorized the amendment of the Rights Agreement (regarding certain Preferred Share Purchase Rights authorized as of October 15, 1986) by adjusting the purchase price of one one-hundredth of a share of Series A Participating Preferred Stock, par value $0.0125 per share, from a price of $21.25 to a price of $95.00.

     A copy of the news release announcing authorization of the amendment to the Rights Agreement is filed as Exhibit 20(a) to this Report. A copy of the letter to shareholders providing a summary of the action is filed as Exhibit 20(b) to this Report.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------


     Reference Number
     per Item 601 of
     Regulation S-K                                                Page
     ----------------                                              ----

           1             Not applicable.

           2             Not applicable.

           4             Rights Agreement dated as of
                         October 16, 1986 between the
                         Registrant and First Chicago
                         Trust Company of New York
                         [formerly the First National
                         Bank of Chicago] (Rights
                         Agent) (filed by reference to
                         the Exhibit contained in the
                         Registrant's Annual Report on
                         Form 10-K for the fiscal year
                         ended March 31, 1992).

           4(a)          Amendment Number 1 to Rights
                         Agreement dated as of January 18,
                         1995 between the Registrant and
                         First Chicago Trust Company of
                         New York (Rights Agent) (filed
                         by reference to the exhibit
                         contained in the Registrant's
                         Form 8-K Report dated January 23,
                         1995).

           4(b)          Amendment Number 2 to Rights
                         Agreement dated as of January 18,
                         1995 between the Registrant and
                         First Chicago Trust Company of
                         New York (Rights Agent) (filed

     Reference Number
     per Item 601 of
     Regulation S-K                                                Page
     ----------------                                              ----

                         by reference to the exhibit
                         contained in the Registrant's
                         Form 8-K Report dated January 23,
                         1995).

                         Note:  The amount of long-term
                         ----
                         debt authorized under any
                         instrument defining the rights
                         of holders of long-term debt
                         of the Registrant, other than
                         as noted above, does not
                         exceed ten percent of the
                         total assets of the Registrant
                         and its subsidiaries on a
                         consolidated basis.  Therefore,
                         no such instruments are required
                         to be filed as exhibits
                         to this Form 8-K.  The
                         Registrant agrees to furnish
                         copies of such instruments to
                         the Commission upon request.

           16           Not applicable.

           17           Not applicable.

          *20(a)        News Release of Modine                       5
                        Manufacturing Company dated
                        December 18, 1996.

          *20(b)        Letter to shareholders dated
                        December 18, 1996                            6

           23           Not applicable.

           24           Not applicable.

           27           Not applicable.

           99           Not applicable.


*Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 1996.

                              MODINE MANUFACTURING COMPANY


                              By: R. T. SAVAGE
                                  --------------------------------
                                   R. T. Savage, Chairman
                                   and Chief Executive Officer


                              By: W. E. PAVLICK
                                  --------------------------------
                                   W. E. Pavlick, Senior Vice
                                   President, General Counsel,
                                   and Secretary